SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 25, 2004

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                                 (IRS EMPLOYER
                              IDENTIFICATION NO.)

                                 975 SPAULDING
                             GRAND RAPIDS, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49546
                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800


===============================================================================

Item 8.01   Other Events.

McKenzie Bay International, Ltd. (the "Company") issued a press release, dated August 23, 2004 entitled-"WindStor names Senior Project Manager, new team additions & Agents" The press release is in its entirety below:

WindStor Names Senior Project Manager, New Team Additions & Agents

Monday August 23, 7:13 pm ET

BRIGHTON, MI, Aug. 23 /PRNewswire-FirstCall/ - McKenzie Bay International Ltd. ("MKBY") (OTC:MKBY.PK - News) today announced that wholly owned subsidiary WindStor Power Co. has appointed Jonathan C. Hintz as Senior Project Manager - US Operations.

He brings more than 15-years of senior managerial experience including operations, general, project management, engineering and quality control expertise from highly technical environments as VP of Technical Operations for Capricorn Diversified Systems, Inc., and as Engineering Manager with Clover Technologies, Inc. Mr. Hintz will be responsible for overseeing all USA WindStor(SM) installations and building a team of managers to facilitate the rollout of WindStor.

WindStor Team Member Additions

--------------------------------------------------------------------------------

Several new Members have been added to our WindStor Team further enhancing this world class Team to complete development and the intended commercialization and operation of WindStor(SM) Systems, a renewable energy generation, storage and distribution system for "urban" and "remote" locations, and its DERMOND's Vertical Axis Wind Turbine "DWTSM ". New Members include GE Commercial Finance - Energy Financial Services (NYSE:GE - News); SKF, Hanning & Kahl, Sumitomo Drive Technologies and several others. Previously disclosed Members include Siemens Westinghouse (NYSE:SI - News), ABB (NYSE:ABB - News), Marsh McLennan (NYSE:MMC -
News), Carter & Burgess Inc. and Valence Technology Inc. (NASDAQ:VLNC - News). A summary list of Team Members is presented on our website - www.mckenziebay.com

New WindStor Agents


--------------------------------------------------------------------------------

Commission sales agent agreements have been signed with five additional companies to introduce WindStor(SM) on an exclusive client basis to their customers for a grand total of fourteen Agents serving clients across the USA. A complete list of all Agents with a brief description of their business is on our website - www.mckenziebay.com. New Agents are:

    Quixotic Systems Inc. - Contact: Richard Klein or Bill Barbera (HVAC Alternatives Inc), New York, NY - 212-367-9121 - Richard@quixotic-systems.com

    Island Wind Inc, - Contact: Michael Mercurio, North Beach Haven, NJ - 609-492-0557 islandwind@aol.com

    Alternative Energy Solutions - Contact: Robert Boender, Stamford, CT - 203-316-9219 Robert.boender@snet.net

    GPE Technologies Corporation - Contact: Dr. Julian Stargate, Albuquerque, NM
    - 505-304-1819 julian@gpe-technologies.com

    Energy Equities Inc - Contact: Chet Sapalio, Schellsburg, PA - 888-698-0788
    - csapalio@eeinc.com or John Blatnick, Salt Lake City, UT - 888-698-0788 - jblatnick@eeinc.com



This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as 'estimates,' 'anticipates,' 'plans,' 'believes,' 'projects,' 'expects,' 'intends,' 'predicts,' 'future,' 'may,' 'potential,' 'contemplates,' 'will,' 'should,' 'could,' 'would' or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. McKenzie Bay undertakes no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this information statement.




----------------------------------------------------------------------
Source: McKenzie Bay International Ltd.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.


Date:August 25, 2004

By: /s/ Gregory N. Bakeman
---------------------------
      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director